Springstone Acquisition (LendingClub Corp)	12 Months Ended
Dec. 31, 2016
LendingClub Corp [Member]
Springstone Acquisition

20. Springstone Acquisition

On April 17, 2014, Lending Club acquired all of the outstanding limited liability company interests of Springstone (Acquisition) for $111.8 million, which was comprised of $109.0 million in cash and shares of Series F convertible preferred stock with an aggregate value of $2.8 million. Upon closing of the Acquisition, Springstone became Lending Club’s wholly owned subsidiary. The Company has included the financial results of Springstone in the consolidated financial statements from the date of acquisition.

The purchase agreement included a total of $25.6 million comprised of $22.1 million of shares of Series F convertible preferred stock (Escrow Shares) and $3.5 million of cash that were placed in a third-party escrow, and are subject to certain vesting and forfeiture conditions applicable to these employees continuing employment over a three-year period from the closing. These amounts are accounted for as a compensation arrangement and expensed over the three-year vesting period and are included under “Other general and administrative” operating expenses in the Consolidated Statements of Operations. Additionally, $19.0 million of the cash consideration and certain Escrow Shares were placed in a third-party escrow for 15 months from the closing date to secure, in part, the indemnification obligations of the sellers under the purchase agreement. In connection with the Acquisition, the Company also paid $2.4 million for transactions costs incurred by Springstone.

The cash portion of the consideration was funded by a combination of cash from us, Series F convertible preferred stock financing, and proceeds from the Term Loan.

The allocation of purchase price as of the acquisition date is as follows:

Fair Value
Assets:
Cash	$2,256
Restricted cash	1,581
Property, equipment and software	366
Other assets	599
Identified intangible assets	40,200
Goodwill	72,592
Liabilities:
Accounts payable	239
Accrued expenses and other liabilities	5,536
Total purchase consideration	$111,819

The amounts of net revenue of Springstone included in the Company’s consolidated statements of operations from the acquisition date of April 17, 2014 to December 31, 2014 was $15.3 million. The Company recognized acquisition-related expenses of $2.3 million for the year ended December 31, 2014, which is included in other general and administrative expense.

The following pro forma financial information summarizes the combined results of operations for Lending Club and Springstone, as though the companies were combined as of January 1, 2013. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which would have resulted had the acquisition occurred as of January 1, 2013, nor is it indicative of future operating results. The pro forma results presented below include interest expense on the debt financing, amortization of acquired intangible assets, compensation expense related to the post-acquisition compensation arrangements entered into with the continuing employees and tax expense:

Years Ended December 31,	2014	2013
Total net revenue	$219,174	$113,040
Net loss (1)	$(33,796)	$(17,592)
Basic net loss per share attributable to common stockholders	$(0.45)	$(0.34)
Diluted net loss per share attributable to common stockholders	$(0.45)	$(0.34)

(1)	Net loss for the year ended December 31, 2013 includes $8.6 million of one-time acquisition-related costs and compensation expenses.